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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K





                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: July 14, 2000
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                         Liberty Group Publishing, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



          Delaware                     333-46957               36-4197635
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(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)         Identification No.)



       3000 Dundee Road, Northbrook, Illinois                      60062
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      (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number, including area code (847) 272-2244
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a) On July 1, 2000, Registrant, through Liberty Group Michigan Holdings, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Registrant (the "Registrant's Michigan Subsidiary"), purchased from IMG Holdings, Inc., a Delaware corporation ("IMGH"), Independent Media Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of IMGH ("IMH"), and Independent Media Group, Inc., a Wisconsin corporation and a wholly-owned subsidiary of IMH ("IMG," and together with IMGH and IMH, the "Sellers") certain assets, including the real property, mastheads, trade names, trademarks, service marks and other marks (and the good will associated therewith), subscriber lists, inventory, accounts receivable and equipment of or relating to certain newspapers published, marketed and distributed by Sellers in the State of Michigan (the "Newspapers").

       Prior to this transaction, no material relationship existed between Registrant and Sellers, or between any affiliates of such entities.

       On July 1, 2000, Registrant paid to IMG $40,445,000 in cash (the "Purchase Price").

       The Purchase Price was adjusted by a payment by Registrant for the net working capital (current assets, security and other deposits, certain inventory, and other assets net of current liabilities) of Sellers with respect to the business of operating the Newspapers as of July 1, 2000, estimated at approximately $324,657 for purposes of the closing of the transaction, and subject to a post-closing adjustment, as set forth in the purchase agreement.

       The Purchase Price was funded via Registrant's credit facility, which is led by Citicorp USA, Inc., as administrative agent.

(b) Registrant acquired the Purchased Assets, constituting substantially all of the assets owned by Sellers in their business of publishing, marketing and distributing the Newspapers. Registrant will use these assets for the same purposes as previously used by Sellers.

       The foregoing summary of the terms of this transaction is qualified in its entirety by reference to the provisions of that certain Asset Purchase Agreement, dated as of June 29, 2000, by and between Midwest Publishing Statutory Trust, a Connecticut statutory trust and parent of IMG, and Registrant's Michigan Subsidiary, as amended and joined by each of Sellers pursuant to that certain Joinder and Assumption Agreement, dated as of June 30, 2000, copies of which are filed as exhibits to this Report and are hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

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(a)      Financial Statements of Acquired Business

         Audited financial statements of Sellers required pursuant to Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the date by which this Report on Form 8-K is required to be filed.

(b)      Pro Forma Financial Information

         The pro forma financial information required pursuant to Article 11 of Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the date by which this Report on Form 8-K is required to be filed.


(c)      Exhibits

         2.1 Asset Purchase Agreement, dated as of June 29, 2000, by and between Midwest Publishing Statutory Trust and Liberty Group Michigan Holdings, Inc.

         2.2 Joinder and Assumption Agreement, dated as of June 30, 2000, by IMG Holdings, Inc., Independent Media Holdings, Inc. and Independent Media Group, Inc. and acknowledged by Midwest Publishing Statutory Trust and Liberty Group Michigan Holdings, Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Liberty Group Publishing, Inc.


Date: July 14, 2000                 By: /s/ Kenneth L. Serota
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                                    Title: President and Chief Executive Officer
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                                  Exhibit Index





  Exhibit #                        Item
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    2.1            Asset Purchase Agreement, dated as of
                   June 29, 2000, by and between Midwest
                   Publishing Statutory Trust and Liberty
                   Group Michigan Holdings, Inc.

    2.2            Joinder and Assumption Agreement,
                   dated as of June 30, 2000, by IMG
                   Holdings, Inc., Independent Media
                   Holdings, Inc. and Independent Media
                   Group, Inc, and acknowledged by
                   Midwest Publishing Statutory Trust and
                   Liberty Group Michigan Holdings, Inc.